As filed with the Securities and Exchange Commission on February 14, 2020.
===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                               February 14, 2020

Dear Shareholder:

      The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). The Meeting will be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, March 26, 2020, at 12:00 noon Central Time.

      At the Meeting, you will be asked to vote on the following:

      1.   The election of one Trustee (Proposal 1);

      2. If properly presented at the Meeting, a non-binding shareholder proposal that requests (i) that the Board of Trustees of the Fund (the "Board") consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and (ii) that if more than 50% of the Fund's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund (Proposal 2); and

      3. Any other business that may properly come before the Meeting and any adjournments or postponements thereof.

      THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.

      YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT, ESPECIALLY IN LIGHT OF THE SHAREHOLDER PROPOSAL (PROPOSAL 2), WHICH IS UNANIMOUSLY OPPOSED BY THE BOARD OF TRUSTEES OF THE FUND. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you may cast one vote for each full share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet.

      VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

      We appreciate your participation in this important Meeting.

      Thank you.

                                            Sincerely,

                                            /s/ James A. Bowen

                                            James A. Bowen
                                            Chairman of the Board


--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 713-9960 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2020

February 14, 2020

To the Shareholders of First Trust/Aberdeen Global Opportunity Income Fund:

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), a Massachusetts business trust, will be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, March 26, 2020, at 12:00 noon Central Time, for the following purposes:

      1.   To elect one Trustee (the Class I Trustee) of the Fund (Proposal 1).

      2. If properly presented at the Meeting, to vote on a non-binding shareholder proposal that requests (i) that the Board of Trustees of the Fund (the "Board") consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and (ii) that if more than 50% of the Fund's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund (Proposal
           2).

      3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.

      The Board of Trustees of the Fund has fixed the close of business on January 6, 2020 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Trustees,

                                            /s/ W. Scott Jardine

                                            W. Scott Jardine
                                            Secretary

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 713-9960 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2020

                                PROXY STATEMENT
                               FEBRUARY 14, 2020

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 19, 2020.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 26, 2020, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., the investment advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      The principal offices of the Fund are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Proxy solicitations by the Fund will be made primarily by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at a cost which is expected to be a total of approximately $44,500. The expense of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials from the Fund to the person(s) for whom they hold shares of the Fund.

      The close of business on January 6, 2020 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MARCH 26, 2020. THIS PROXY
STATEMENT IS AVAILABLE ON THE INTERNET AT
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GEHD1PTI8YAY. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT THE FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO

FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR"), AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL TOLL-FREE (800) 988-5891.

      YOU MAY CALL TOLL-FREE (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

                                     VOTING

      Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present with respect to the Fund, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to a time and place announced at the meeting to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice if the time and place of the adjourned meeting are announced at the meeting. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

      The required votes for the proposals included in this Proxy Statement are:

      PROPOSAL 1: As described further in Proposal 1 set forth in this Proxy Statement, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominee as the Class I Trustee of the Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of Proposal 1.

      PROPOSAL 2: If properly presented at the Meeting, the affirmative vote of a majority of the Shares voted in person or by proxy, provided a quorum is present, will be required to approve the non-binding shareholder proposal regarding the authorization of a self-tender offer set forth in Proposal 2. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the approval of Proposal 2. As noted below under Proposal 2, Proposal 2 is only a recommendation and can have no binding effect on the Fund or the Board of Trustees of the Fund.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted "FOR" Proposal 1 (i.e., the election of the specified nominee as the Class I Trustee), "AGAINST" Proposal 2, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

      The New York Stock Exchange ("NYSE") permits broker-dealers to vote their customers' shares on certain routine matters when the broker-dealers have not received voting instructions from their customers. The election of Trustees is an example of a routine matter on which broker-dealers may vote this way. Broker-dealers may not vote their customers' shares on non-routine matters, such as shareholder proposals, including Proposal 2, unless they have received voting instructions from their customers. For this reason, if you beneficially own Shares that are held in "street name" through a broker-dealer, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your Shares to be voted.

      Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders of record entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor's Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

                               OUTSTANDING SHARES

      On the Record Date, the Fund had 12,756,442 Shares outstanding. Shares of the Fund are listed on the NYSE under the ticker symbol FAM. Shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      To the knowledge of the Board of Trustees of the Fund, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on (1) securities position listing reports as of the Record Date and (2) reports filed with the Securities and Exchange Commission ("SEC") by shareholders on the dates indicated in such filings. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                                           BENEFICIAL OWNERSHIP OF SHARES

----------------------------------------------------- ------------------------------ ----------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY            % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                     BENEFICIALLY OWNED
----------------------------------------------------- ------------------------------ ----------------------------------
Karpus Management, Inc., d/b/a Karpus Investment            2,505,195 Shares*                    19.64%*
Management*
George W. Karpus*                                              12,742 Shares*              Less than 1%*
183 Sully's Trail
Pittsford, NY 14534
----------------------------------------------------- ------------------------------ ----------------------------------
U.S. Bank N.A.
1555 N. Rivercenter Drive
Suite 302                                                   1,655,531 Shares                     12.98%
Milwaukee, WI 53212
----------------------------------------------------- ------------------------------ ----------------------------------
National Financial Services LLC
499 Washington Blvd.                                        1,026,306 Shares                      8.05%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------ ----------------------------------
TD Ameritrade Clearing, Inc.
200 S. 108th Ave.                                             981,460 Shares                      7.69%
Omaha, NE 68154
----------------------------------------------------- ------------------------------ ----------------------------------
Wells Fargo Clearing Services LLC
1 N. Jefferson Ave.                                           793,807 Shares                      6.22%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------ ----------------------------------
Sit Investment Associates, Inc.**
3300 IDS Center
80 South Eighth Street                                        785,679 Shares**                    6.15%**
Minneapolis, MN 55402
----------------------------------------------------- ------------------------------ ----------------------------------
RBC Capital Markets, LLC
60 S. 6th Street - P09                                        666,298 Shares                      5.22%
Minneapolis, MN 55402
----------------------------------------------------- ------------------------------ ----------------------------------

* Information is based on Amendment No. 1 to Schedule 13D jointly filed with the SEC on January 28, 2020 by Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus Investment Management") and George W. Karpus, the President and CEO of Karpus Investment Management. According to such Amendment No. 1 to Schedule 13D, as of the close of business on January 23, 2020, (i) Karpus Investment Management (a) beneficially owned, and had sole dispositive power with respect to, 2,505,195 Shares and (b) had sole voting power with respect to 2,267,028 Shares and (ii) Mr. Karpus
    (a) beneficially owned, and had sole voting and dispositive power with respect to, 5,996 Shares and (b) may be deemed to have beneficially owned, and had shared voting and dispositive power with respect to, 6,746 Shares held by The Karpus Family Foundation, Inc., George W. Karpus IRA Rollover, Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund, and Karpus Investment Management Defined Benefit Plan.

**  Information is based on Schedule 13G filed with the SEC on February 7, 2020.

                PROPOSAL 1: ELECTION OF ONE (1) CLASS I TRUSTEE

ONE (1) CLASS I TRUSTEE IS TO BE ELECTED TO THE BOARD OF TRUSTEES OF THE FUND BY HOLDERS OF SHARES OF THE FUND. CURRENT TRUSTEE ROBERT F. KEITH IS THE NOMINEE FOR ELECTION AS THE CLASS I TRUSTEE BY SHAREHOLDERS OF THE FUND FOR A THREE-YEAR TERM.

      The Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Robert F. Keith is currently the Class I Trustee for a term expiring at the Meeting or until his successor is elected and qualified. If elected, Mr. Keith will hold office for a three-year term expiring at the Fund's 2023 annual meeting of shareholders. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are current and continuing Trustees. Dr. Erickson and Mr. Kadlec are the Class II Trustees for a term expiring at the Fund's 2021 annual meeting of shareholders. Mr. Bowen and Mr. Nielson are the Class III Trustees of the Fund for a term expiring at the Fund's 2022 annual meeting of shareholders. Each Trustee serves until his successor is elected and qualified, or until he earlier resigns or is otherwise removed.

      REQUIRED VOTE: The nominee for election as the Class I Trustee must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

      If you are voting by submitting a proxy card, unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominee listed if your proxy card has been properly executed and timely received by the Fund. If the nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Fund's Board of Trustees in accordance with the Fund's procedures.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE.

                                   MANAGEMENT

MANAGEMENT OF THE FUND

      The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, the Fund has established a staggered Board of Trustees consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class and when the Trustee's successor is elected and qualified. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee"), of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee." The officers of the Fund serve indefinite terms.

            The remainder of this page is intentionally left blank.

      The following tables identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

                                                 INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    OTHER
                                                                                               NUMBER OF        TRUSTEESHIPS
                                                                                             PORTFOLIOS IN           OR
                                         TERM OF OFFICE(1)                                  THE FIRST TRUST     DIRECTORSHIPS
                                          AND YEAR FIRST        PRINCIPAL OCCUPATION(S)       FUND COMPLEX     HELD BY TRUSTEE
      NAME AND            POSITION(S)       ELECTED OR             DURING PAST 5              OVERSEEN BY       DURING PAST 5
    YEAR OF BIRTH        HELD WITH FUND    APPOINTED(2)                YEARS                    TRUSTEE             YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson    Trustee           Class II           Physician; Officer, Wheaton     170              None
1951                                                        Orthopedics; Limited
                                         Since Fund         Partner, Gundersen Real
                                         Inception          Estate Limited Partnership
                                                            (June 1992 to
                                                            December 2016); Member,
                                                            Sportsmed LLC (April 2007
                                                            to November 2015)
------------------------------------------------------------------------------------------------------------------------------------

Thomas R. Kadlec       Trustee           Class II           President, ADM Investor         170              Director of ADM
1957                                                        Services, Inc. (Futures                          Investor
                                         Since Fund         Commission Merchant)                             Services, Inc.,
                                         Inception                                                           ADM Investor
                                                                                                             Services
                                                                                                             International,
                                                                                                             Futures Industry
                                                                                                             Association, and
                                                                                                             National Futures
                                                                                                             Association
------------------------------------------------------------------------------------------------------------------------------------

Robert F. Keith        Trustee           Class I Nominee    President, Hibs Enterprises     170              Director of Trust
1956                                                        (Financial and Management                        Company of
                                         Since 2006         Consulting)                                      Illinois
------------------------------------------------------------------------------------------------------------------------------------

Niel B. Nielson        Trustee           Class III          Senior Advisor (August 2018     170              None
1954                                                        to present), Managing
                                         Since Fund         Director and Chief Operating
                                         Inception          Officer (January 2015 to
                                                            August 2018), Pelita Harapan
                                                            Educational Foundation
                                                            (Educational Products and
                                                            Services); President and
                                                            Chief Executive Officer
                                                            (June 2012 to
                                                            September 2014), Servant
                                                            Interactive LLC (Educational
                                                            Products and Services);
                                                            President and Chief
                                                            Executive Officer (June 2012
                                                            to September 2014), Dew
                                                            Learning LLC (Educational
                                                            Products and Services)
------------------------------------------------------------------------------------------------------------------------------------

                                                 INTERESTED TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    OTHER
                                                                                               NUMBER OF        TRUSTEESHIPS
                                                                                             PORTFOLIOS IN           OR
                                         TERM OF OFFICE(1)                                  THE FIRST TRUST     DIRECTORSHIPS
                                          AND YEAR FIRST        PRINCIPAL OCCUPATION(S)       FUND COMPLEX     HELD BY TRUSTEE
      NAME AND            POSITION(S)       ELECTED OR             DURING PAST 5              OVERSEEN BY       DURING PAST 5
    YEAR OF BIRTH        HELD WITH FUND    APPOINTED(2)                YEARS                    TRUSTEE             YEARS
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(3)      Chairman of       Class III          Chief Executive Officer,        170              None
1955                   the Board                            First Trust Advisors L.P.
                       and Trustee       Since Fund         and First Trust Portfolios
                                         Inception          L.P.; Chairman of the Board
                                                            of Directors, BondWave LLC
                                                            (Software Development
                                                            Company) and Stonebridge
                                                            Advisors LLC (Investment
                                                            Advisor)
------------------------------------------------------------------------------------------------------------------------------------

                                                 EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------------------

                                               TERM OF OFFICE(1)
       NAME AND           POSITIONS AND          AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
     YEAR OF BIRTH      OFFICES WITH FUND         SERVICE(2)                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and          Indefinite Term         Managing Director and Chief Financial Officer
1966                   Chief Executive                                (January 2016 to present), Controller
                       Officer                Since 2012              (January 2011 to January 2016), Senior Vice
                                                                      President (April 2007 to January 2016), First
                                                                      Trust Advisors L.P. and First Trust Portfolios
                                                                      L.P.; Chief Financial Officer (January 2016 to
                                                                      present), BondWave LLC (Software Development
                                                                      Company) and Stonebridge Advisors LLC
                                                                      (Investment Advisor)
-----------------------------------------------------------------------------------------------------------------------
Donald P. Swade        Treasurer, Chief       Indefinite Term         Senior Vice President (July 2016 to present),
1972                   Financial Officer                              Vice President (April 2012 to July 2016),
                       and Chief              Since 2016              First Trust Advisors L.P. and First Trust
                       Accounting Officer                             Portfolios L.P.
------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine       Secretary and          Indefinite Term         General Counsel, First Trust Advisors L.P. and
1960                   Chief Legal                                    First Trust Portfolios L.P.; Secretary and
                       Officer                Since Fund              General Counsel, BondWave LLC (Software
                                              Inception               Development Company); Secretary, Stonebridge
                                                                      Advisors LLC (Investment Advisor)
-----------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist    Vice President         Indefinite Term         Managing Director, First Trust Advisors L.P.
1970                                                                  and First Trust Portfolios L.P.
                                              Since 2005
------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher        Chief Compliance       Indefinite Term         Deputy General Counsel, First Trust Advisors
1966                   Officer and                                    L.P. and First Trust Portfolios L.P.
                       Assistant              Chief
                       Secretary              Compliance
                                              Officer since
                                              2011 and
                                              Assistant
                                              Secretary since
                                              Fund Inception
------------------------------------------------------------------------------------------------------------------------

1 Currently, Robert F. Keith, as the Class I Trustee, is serving a term until the Meeting or until his successor is elected and qualified. Richard
   E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term until the Fund's 2021 annual meeting of shareholders or until their respective successors are elected and qualified. James A. Bowen and Niel B. Nielson, as the Class III Trustees, are each serving a term until the Fund's 2022 annual meeting of shareholders or until their respective successors are elected and qualified. Executive officers of the Fund have an indefinite term.

2 For executive officers, unless otherwise specified, length of time served represents the year the person first became an executive officer of the Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with the Fund's inception. Robert F. Keith was appointed Trustee of all then-existing funds in the First Trust Fund Complex in June 2006. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Donald P. Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Daniel J. Lindquist was elected Vice President of all then-existing funds in the First Trust Fund Complex on December 12, 2005. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer.

3 Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

UNITARY BOARD LEADERSHIP STRUCTURE

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and, except for First Trust Intermediate Duration Preferred & Income Fund and First Trust Dynamic Europe Equity Income Fund, they employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the "Board") believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of the Fund. An individual who is not a Trustee serves as President and Chief Executive Officer of the Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      Including the Fund, the First Trust Fund Complex includes: 15 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with three portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with three portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust

Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with, in the aggregate, 149 portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust") advised by First Trust Advisors.

      The four standing committees of the Board are: the Executive Committee (also known as the Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee of the Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the Fund's last fiscal year, the Executive Committee/Dividend and Pricing Committee held 12 meetings.

      The Nominating and Governance Committee of the Fund is responsible for appointing and nominating persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). If there is no current or anticipated vacancy on the Board of Trustees of the Fund, the Nominating and Governance Committee will not actively seek recommendations from other parties, including shareholders. In 2014, the Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of the Fund occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees of the Fund, shareholders of the Fund shall mail such recommendation to
W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. During the Fund's last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee of the Fund is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the Fund's last fiscal year, the Valuation Committee held five meetings.

      The Audit Committee of the Fund is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is attached as Exhibit A hereto, and is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading, serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the Fund's last fiscal year, the Audit Committee held ten meetings.

      In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Fund.

      During the Fund's last fiscal year, each Trustee, with the exception of Mr. Bowen, attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Trustee served during the Fund's last fiscal year. During the Fund's last fiscal year, Mr. Bowen attended 100% (8 out of 8) of the regular and special Board meetings, but approximately 8% (1 out of
12) of the Dividend and Pricing Committee meetings. All of the Dividend and Pricing Committee meetings that Mr. Bowen did not attend were for ordinary course dividend declarations. In general, before such Dividend and Pricing Committee meetings were held, Mr. Bowen was informed of the applicable dividend recommendations.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's advisory oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the Committee level. The Advisor's advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for the nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that the nominee and each continuing Trustee should serve as a trustee.

NOMINEE
-------

Independent Trustee

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company, and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds (including the Fund) since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 - 2009 and 2017 - 2019), Chairman of the Nominating and Governance Committee (2010 - 2011), and Chairman of the Valuation Committee (2014 - 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 - 2013) and on the Executive Committee (2012 - 2016) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.

CONTINUING TRUSTEES
-------------------

Independent Trustees

      Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009 and 2017 - 2019) and on the Executive Committee (2008 - 2009 and 2017 - present), Chairman of the Nominating and Governance Committee (2003 - 2007 and 2014 -
2016), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the Audit Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM's Integrated Risk Committee from 2008 - 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust Closed-end Fund in 2003 through 2005 (and 2014 - 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 - 2016). He also served as Chairman of the Valuation Committee (2008 - 2009 and 2017 - 2019), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as President and Chief Executive Officer of Servant Interactive LLC (providing educational products and services) from June 2012 to September 2014, and he served as President and Chief Executive Officer of Dew Learning LLC from June 2012 to September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 - 2007 and 2014 - 2016), Chairman of the Valuation Committee (2012 - 2013), Chairman of the Nominating and Governance Committee (2008 - 2009 and 2017 - 2019), and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.

Interested Trustee

      James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 36 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

Independent Trustees

      During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

Executive Officers

      The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 170 portfolios) as they hold with the Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND EXECUTIVE
OFFICERS

      The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2019:

------------------------ ------------------ ------------------------------------------------------------------------------------
                            INTERESTED                                     INDEPENDENT
                              TRUSTEE                                        TRUSTEES
------------------------ ------------------ ------------------------------------------------------------------------------------
                           James A. Bowen     Richard E. Erickson     Thomas R. Kadlec     Robert F. Keith     Niel B. Nielson
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------
                                $0              $10,001-$50,000           $1-$10,000               $0           $10,001-$50,000
THE FUND                    (0 Shares)           (2,147 Shares)          (850 Shares)          (0 Shares)       (1,262 Shares)
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------
AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
ALL REGISTERED
INVESTMENT COMPANIES IN    Over $100,000         Over $100,000         Over $100,000        Over $100,000       Over $100,000
THE FIRST TRUST FUND
COMPLEX OVERSEEN BY
TRUSTEE
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------

      The Independent Trustees have adopted a policy that establishes the expectation that each Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he oversees in the aggregate of at least one year's annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee's personal investment needs.

      As of December 31, 2019, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

      As of December 31, 2019, the Trustees and executive officers of the Fund as a group beneficially owned 4,259 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

COMPENSATION

      Effective January 1, 2019, the fixed annual retainer paid to the Independent Trustees was $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairmen of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

      During the Fund's last fiscal year, the Board of Trustees held eight meetings.

      The aggregate fees and expenses paid to all Trustees by the Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to $16,394.

      The following table sets forth certain information regarding the compensation of the Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The executive officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

                                         AGGREGATE COMPENSATION FOR THE FUND'S FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED                                        INDEPENDENT
                                     TRUSTEE                                           TRUSTEES
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------
                                 James A. Bowen     Richard E. Erickson    Thomas R. Kadlec    Robert F. Keith     Niel B. Nielson
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------
THE FUND(1)                           $0                  $4,111                $4,099             $4,104              $4,080
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------
TOTAL COMPENSATION FOR SERVING
THE FIRST TRUST FUND COMPLEX(2)       $0                 $458,125              $451,450           $454,098            $440,930
------------------------------------------------------------------------------------------------------------------------------------

1  For fiscal year ended December 31, 2019.

2 For the calendar year ended December 31, 2019 for services to four portfolios of First Trust Series Fund and three portfolios of First Trust Variable Insurance Trust, open-end funds; 15 closed-end funds; and 149 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The Board seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). In addition, the Board's attendance at last year's annual shareholder meeting is available on the Fund's website located at https://www.ftportfolios.com. To find the Board's attendance, select the Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

       The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed by the Board of Trustees on December 9, 2019, a copy of which is attached as Exhibit A hereto, and is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). As set forth in the Charter, Fund management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The Fund's independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls.

       In performing its oversight function, the Audit Committee reviewed and discussed with Fund management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the Fund for the fiscal year ended December 31, 2019 at a meeting held on January 30, 2020, and discussed the audits of such financial statements with the independent auditors and Fund management.

       In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning

Independence, delineating relationships between the independent auditors and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

       The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

      Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2019.

    Submitted by the Audit Committee of the Fund:
       Thomas R. Kadlec
       Richard E. Erickson
       Robert F. Keith
       Niel B. Nielson

INDEPENDENT AUDITORS' FEES

      Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

------------------------------- --------------------- --------------------- --------------------- -------------------
                                    AUDIT FEES(2)        AUDIT-RELATED              TAX               ALL OTHER
                                                              FEES                 FEES(3)               FEES
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------
       FEES BILLED TO:             2018       2019      2018       2019       2018       2019       2018      2019
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------
Fund(1)                          $53,000    $53,000      $0         $0       $5,200     $6,026       $0        $0
Advisor                            N/A        N/A        $0         $0         $0         $0         $0        $0
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------

1  These fees were for the fiscal years ended December 31.

2 These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

3 These fees were for tax consultation or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Non-Audit Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

                                               AGGREGATE NON-AUDIT FEES

------------------------------------------------------------------------------ -------------------- -------------------
                               FEES BILLED TO:                                         2018                2019
------------------------------------------------------------------------------ -------------------- -------------------
Fund(1)                                                                               $5,200               $6,026
Advisor                                                                             $48,190(2)           $75,670(3)
------------------------------------------------------------------------------ -------------------- -------------------

1  These fees were for the fiscal years ended December 31.

2 These fees relate to 2017 federal and state tax matters and consulting fees.

3 These fees relate to 2018 federal and state tax matters, professional services rendered for an Illinois Private Letter Ruling and professional fees related to the First Trust Security Assessment Project.

Pre-Approval

      Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

      The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

      None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

      Because the Audit Committee has not been informed of any such services, the Audit Committee of the Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

             PROPOSAL 2: NON-BINDING SHAREHOLDER PROPOSAL REGARDING
                       AUTHORIZATION OF SELF-TENDER OFFER

      The Fund has received a non-binding shareholder proposal ("Proposal 2") from Karpus Management, Inc. (the "Proponent" or "Karpus"), whose address and number of shares held will be furnished by the Fund upon request. The Fund, the Advisor, Aberdeen Standard Investments Inc. (the "Sub-Advisor") and the Trustees and officers of the Fund accept no responsibility for the contents of Karpus' Proposal 2 or Supporting Statement, each of which is set forth below.

      FOR THE REASONS SET FORTH BELOW UNDER "STATEMENT OF OPPOSITION," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST PROPOSAL 2.

      The Proponent has notified the Fund that it intends to introduce the proposal set forth below at the Meeting:

KARPUS NON-BINDING PROPOSAL
---------------------------

      BE IT RESOLVED, the shareholders of the First Trust/Aberdeen Global Opportunity Income Fund ("FAM") request that the Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of FAM at or close to net asset value ("NAV"). If more than 50% of FAM's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert FAM to an open-end mutual fund or exchange traded fund.

SUPPORTING STATEMENT
--------------------

      The Trustees of a closed-end fund have a key responsibility to represent the interests of shareholders. One of closed-end fund shareholders' key concerns is how the discount of their fund is managed by their Board. In turn, it follows that the trustees of a closed-end fund should therefore be highly interested in managing that discount. The Trustees of FAM have simply failed to do this.

      In May 2017, FAM conducted a tender offer for 25% of its shares outstanding at a price that represented 98% of the then NAV. The tender offer was two times oversubscribed, indicating a strong shareholder desire to realize near NAV for their investment. Trustees should have heard the message from shareholders loud and clear.

      Adding to our frustrations, FAM has employed an ongoing share repurchase program since September 2015. The program, presumably designed to enhance shareholder value, was set in place to repurchase up to 5% of FAM's outstanding shares. The program resulted in FAM repurchasing 0.8% in 2015, 0 shares in 2016 and 2017 and just 1.38% in 2018 despite an average discount in excess of 13%. To date, announced repurchases in 2019 have amounted to just 0.11% of FAM's outstanding shares. Did our Trustees and management just use the "program" as a sound bite to look like action was being taken?

      FAM's own prospectus requires the Trustees to " ... consider whether to commence a tender offer or share repurchase program at the first quarterly board meeting following a calendar year in which the fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year."

      FAM traded at a discount from NAV in excess of 15% for the last 12 weeks of the 2018 calendar year. With their fiduciary duty to shareholders, did the Trustees then authorize a tender offer in early 2019?

      They did not.

      As shareholders, we cannot imagine a more appropriate time to conduct a tender offer, as was contemplated in the original prospectus.

      Trustee apathy cannot go unchallenged. Shareholders have made their opinions clear, and Trustees have failed to recognize and respond. As long-term shareholders of FAM, Karpus is extremely disappointed in the performance of FAM's Trustees.

      Please vote FOR Karpus' Proposal and tell FAM's Trustees that you want them to take more effective action to manage FAM's discount.

                             ______________________

      After careful consideration of the foregoing Proposal 2, the Board of Trustees has provided the following Statement of Opposition to Proposal 2:

                            STATEMENT OF OPPOSITION

RECOMMENDATION OF THE BOARD OF TRUSTEES

      The Board carefully considered Proposal 2 and, for the reasons discussed further below, unanimously opposes it because the Board believes that it is not in the best interests of the Fund or its shareholders to implement a tender offer, or to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund. THE BOARD STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST PROPOSAL 2. The reasons for this recommendation are as follows:

      o the Fund has a history of delivering strong returns versus the Fund's benchmarks and the Fund's peers;

      o the Board regularly reviews the Fund's trading discount and has taken actions to address the Fund's discount, which has already narrowed significantly (over 50%) without the drastic measures of Proposal 2;

      o   Proposal 2 could result in significant costs to Fund shareholders;
          and

      o Proposal 2 threatens the Fund's ability to maintain its structure as a closed-end fund and could deprive shareholders of an investment vehicle that has been efficient and effective in pursuing its investment objectives.

THE FUND HAS A HISTORY OF DELIVERING STRONG RETURNS VERSUS ITS BENCHMARKS AND PEERS

      The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. In pursuit of the Fund's primary investment objective to seek a high level of current income, the Fund has consistently paid a distribution to shareholders, and the Fund as of December 18, 2019 had a distribution rate of 8.2% on a market price basis. The Board believes the Advisor and the Sub-Advisor have successfully implemented the Fund's investment strategies, met the Fund's investment objectives over the life of the Fund and delivered strong results to investors.

      The Board has reviewed the Fund's investment performance over various periods of time. In doing so, the Board considered the performance of the Fund versus the Fund's benchmarks: the Blended Index (1), the Bloomberg Barclays Emerging Markets Hard Currency Aggregate Index (the "Emerging Markets Benchmark") and the Bloomberg Barclays Global Aggregate Index (the "Global Aggregate Benchmark" and, collectively with the Blended Index and Emerging Markets Benchmark, the "Benchmarks"). Additionally, the Board has reviewed the Fund's investment performance against the Fund's peer group as determined by Broadridge Financial Solutions Inc., an independent provider of investment company data (the "Broadridge Peers"). In its review, the Board considered total return based on net asset value ("NAV") and total return based on market value. These returns are detailed in the tables below:



-----------------
(1) The Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); and JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

                             TOTAL RETURN (%) BASED ON NAV - AS OF OCTOBER 31, 2019

-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
                                                      Last 3      Year-to-     Last 12     Last 3      Last 5
                                                      Months        Date       Months     Years(4)    Years(4)
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
First Trust/Aberdeen Global Opportunity Income
Fund(1)                                                1.92        15.59        19.17       6.12        4.50
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Blended Index(2)                                       1.25         9.62        12.43       3.62        2.58
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Emerging Markets Benchmark(3)                          0.73        10.45        11.66       4.67        4.36
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Global Aggregate Benchmark(3)                          1.67         7.03        9.54        2.77        2.13
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Broadridge Peers                                       0.90        12.38        10.95       5.69        3.87
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Broadridge Peers Quartile Ranking                      1st          1st          1st         1st         1st
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------


                        TOTAL RETURN (%) BASED ON MARKET VALUE - AS OF OCTOBER 31, 2019

-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
                                                      Last 3      Year-to-     Last 12     Last 3      Last 5
                                                      Months        Date       Months     Years(4)    Years(4)
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
First Trust/Aberdeen Global Opportunity Income
Fund(1)                                                5.24        25.57        31.10       7.01        4.86
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Blended Index(2)                                       1.25         9.62        12.43       3.62        2.58
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Emerging Markets Benchmark(3)                          0.73        10.45        11.66       4.67        4.36
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Global Aggregate Benchmark(3)                          1.67         7.03        9.54        2.77        2.13
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Broadridge Peers                                       1.90        21.82        18.59       9.15        6.41
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Broadridge Peers Quartile Ranking                      1st          2nd          1st         2nd         4th
-------------------------------------------------- ------------ ------------ ----------- ----------- -----------

1  Source: Fund records.

2  Source: Aberdeen Standard.

3  Source: Bloomberg.

4  Annualized returns.

      As shown above, the Fund has outperformed the Blended Index on a NAV return basis and market value return basis as of October 31, 2019 over the following time periods: last five years, last three years, last twelve months, year-to-date and the last three months. The Fund has also outperformed the Emerging Markets Benchmark and the Global Aggregate Benchmark on a NAV return and market value return basis as of October 31, 2019 over the following time periods: last five years, last three years, last twelve months, year-to-date, and the last three months. Additionally, the Fund has outperformed the Broadridge Peers on a NAV return basis over the following time periods: last five years, last three years, last twelve months, year-to-date and the last three months. Finally, the Fund has outperformed the Broadridge Peers on a market value return basis over the following time periods: last twelve months, year-to-date and the last three months.

      The Board notes the Fund's favorable performance on both a NAV return and market value return basis in comparison to the Benchmarks and Broadridge Peers. Additionally, the Board notes these returns have been achieved while the trading discount has recently narrowed (as detailed below) and while implementing the Fund's long-term investment strategy, which Karpus threatens to materially alter with Proposal 2.

THE BOARD HAS TAKEN ACTIVE STEPS TO REDUCE THE TRADING DISCOUNT

      The Board and the Advisor regularly review the Fund's trading discount and have taken active steps to reduce the Fund's discount, which Karpus attempts to weaponize as support for its proposal. As a preliminary matter, discounts have increasingly led opportunistic activist investors to target closed-end funds in an effort to capture the trading spread. These activist investors portray discounts as evidence of poor performance in order to pressure a fund to take actions that return NAV to shareholders and produce short-term gains at the expense of long-term investors.

      The Board first notes the significant improvement in the Fund's trading discount that has occurred since mid-2019. The Board increased the Fund's distribution on July 22, 2019, in part to help narrow the Fund's trading discount, and since the distribution increase, the Fund's discount has narrowed significantly, declining from 10.77% as of July 22, 2019 to 4.56% as of December 17, 2019. The issue Karpus seeks to address has been monitored and acted upon by the Board, and the Fund has already experienced a significant narrowing of its trading discount.

      The Board believes Karpus' portrayal of the Fund's trading discount is incomplete. In its supporting statement, Karpus uses the Fund's trading discount over the last 12 weeks of 2018 as evidence that the Board does not properly manage the Fund's trading discount. However, selecting a twelve-week window for a Fund that has been operating for over 15 years is not a complete or balanced representation. Additionally, the window Karpus has highlighted was one of broad financial turmoil where financial markets across the globe suffered losses. During this time of tumultuous market activity, closed-end funds at-large generally experienced widening trading discounts. However, over the first month of 2019 global financial markets rebounded and the losses from the fourth quarter of 2018 were mostly recovered. As noted above, over the course of 2019, the Fund has seen its trading discount narrow significantly to 4.56% as of December 17, 2019. Karpus' supporting statement omits this vital context, and presents an incomplete representation of the Fund's trading discount.

      As indicated in Karpus' supporting statement, the Fund has employed an ongoing share repurchase program since 2015. The Fund utilizes this program as an opportunistic tool to help alleviate downside pressure on the Fund's share prices when there is an absence of buy-side liquidity. Share repurchase programs typically do not produce additional investor appetite over the long-term. Rather, under appropriate conditions the share repurchase program may help correct a temporary supply/demand imbalance and helps maintain the trading price of the Fund's shares. Shareholders are primarily benefited by NAV accretion created by the repurchase program. The Fund's share repurchase program (over the life of the program) has resulted in accretion to remaining shareholders of approximately $583,393. In addition, the Fund conducted a tender offer in 2017 after Karpus submitted a similar activist proposal to that contained in Proposal
2. While this narrowed the discount temporarily, the Fund's trading discount widened after the completion of the tender offer.

      Despite any assertions to the contrary, the Board and the Advisor are mindful of, and consistently review and act upon, the Fund's trading discount. Given the Fund's previous efforts and the recent narrowing of the Fund's trading discount, the Board believes that implementing a tender offer, solely to address a discount that has already narrowed, would not be in the best interests of shareholders.

PROPOSAL 2 COULD RESULT IN SIGNIFICANT COSTS TO SHAREHOLDERS

      The Board believes that Proposal 2 would require the Fund to incur significant costs while noting that a tender offer would allow shareholders to be able to receive close to NAV for shares tendered and accepted in a tender offer. Implementing Karpus' proposed tender offer would have both immediate and long-term costs to shareholders while potentially not providing any meaningful long-term benefits to remaining shareholders. In the short-term, the Fund would need to liquidate a material amount of securities to accumulate a sufficient amount of cash to pay for the tendered shares. The Fund could be subjected to high transaction costs at the time of liquidation, and may cause the Fund to liquidate some holdings at inopportune times or to recognize taxable capital gains on appreciated securities. Liquidating a significant portion of the Fund's holdings in a relatively short time to raise cash to meet tender requests could also exert downward pressure on the prices of certain portfolio securities (especially if such securities are illiquid), which could negatively impact NAV. Additionally, because a tender offer would require the Fund to sell a substantial amount of its holdings, it would also require the Fund to reduce its leverage. The Fund uses leverage to pursue its investment objectives and support its monthly distribution to shareholders. A whole or partial de-leveraging would deprive the Fund of additional assets to generate performance and support its distribution rate.

      In the long-term, the Fund's reduced asset base following a tender offer may result in several potential negative consequences. First, the expense ratio of the Fund would increase since the fixed costs of running the Fund remain and would be spread over a smaller asset base. Second, shrinking the size of the Fund could negatively impact its daily trading and decrease the Fund's trading volume, which could result in wider trading spreads for shareholders following the tender offer. Finally, if the Fund's assets were to drop significantly, the likelihood of any institutional research coverage of the Fund could dramatically decrease. This could result in less interest from retail investors. Therefore, in the long-term Proposal 2 could have the opposite effect of its intended outcome of narrowing the trading discount, harming remaining shareholders.

PROPOSAL 2 THREATENS THE FUND'S ABILITY TO MAINTAIN ITS STRUCTURE AS A CLOSED-END FUND

      The Board believes that Proposal 2, both by its terms and its long-term potential consequences, significantly threatens the Fund's ability to continue to operate as a closed-end fund. Proposal 2 provides that if more than 50% of the Fund's outstanding common shares are tendered in the tender offer, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange-traded fund.

      The Board believes at this time that converting the Fund may deprive shareholders of the efficiencies of the closed-end structure and may also significantly change the implementation of the Fund's investment strategy, depriving shareholders of the benefits of the investment vehicle they originally purchased. Open-end funds must comply with regulatory limitations on the use of leverage, cash management requirements and liquidity standards that would be imposed on the Fund if converted. Under the 1940 Act, closed-end funds are permitted to use leverage to a greater extent than open-end funds or exchange-traded funds. The Fund currently uses leverage to pursue its investment objectives and support its monthly distribution to shareholders. If the Fund were to convert to an open-end fund or exchange-traded fund, the Fund would no longer be able to utilize leverage as it currently does, which would interfere with the Fund's pursuit of its stated investment objectives. Additionally, closed-end funds are not subjected to daily cash flows whereas open-end funds must seek to maintain sufficient cash reserves to satisfy daily redemptions (and necessarily cannot fully invest all assets). Redemptions can also result in a significant decrease in assets and increased volatility. The Fund, as a closed-end fund, can fully invest all of its assets without being required to keep cash available for potential redemptions. Finally, liquidity concerns and regulatory requirements would limit the portion of the Fund's assets that could be invested in illiquid securities, which may provide greater opportunities for income than more liquid securities. Given the Fund's current investments and strategy, some attractive investment opportunities for the Fund potentially would no longer be feasible.

      In addition, the Board believes that it would not be in the best interests of the Fund and its shareholders for the Fund to undergo a liquidation or merger at this time. A liquidation of the Fund would deprive shareholders of an investment vehicle primarily aimed at delivering current income, with a secondary objective of capital appreciation, and may have adverse tax consequences for shareholders. Further, a merger into an open-end mutual fund or exchange-traded fund at this time, to the extent a suitable merger partner could be identified, would implicate many of the same issues and limitations described above with respect to a conversion of the Fund.

      Overall, in addition to depriving shareholders of the closed-end fund structure, a liquidation, merger or conversion of the Fund would likely result in significant administrative, trading and legal costs that would be borne by Fund shareholders, including the costs associated with soliciting additional shareholder approval for the Fund to be merged or converted.

CONCLUSION

      Karpus' proposal purports to address the Fund's trading discount by offering a short-term solution that the Board believes may harm remaining shareholders. Although Proposal 2 may result in a temporary increase in the Fund's trading price and provide shareholders the opportunity to receive close to net asset value for tendered shares, remaining shareholders will be burdened with the expenses of a tender offer and the negative consequences of holding a smaller Fund after a tender offer. The Board notes that Karpus disregards the returns the Fund has produced for long-term shareholders (such as itself), and the investment objectives of the Fund which attracted other long-term investors to the Fund. Also, Karpus' representation of the Fund's discount is incomplete and ignores the previous actions by the Board to address the Fund's discount, which have had the effect of significantly reducing the discount in 2019. The Board believes that Proposal 2 would result in significant costs to the Fund and deliver no long-term benefits to remaining shareholders while risking the Fund's continued existence. The Board strongly recommends that shareholders vote against Proposal 2.

      Certain of the statements included herein are not historical facts or are based on current market conditions and are not guarantees of future performance or outcomes, but instead express only beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the Fund's control and are intended to constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are made only as of the date of this proxy statement and the Fund undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

 FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      SHAREHOLDERS VOTE AGAINST PROPOSAL 2

      REQUIRED VOTE: The affirmative vote of a majority of the Shares voted in person or by proxy, provided a quorum is present, is required to approve Proposal 2, if properly presented at the Meeting. Abstentions and broker non-votes, if any, are not considered votes cast, and, therefore, will have no effect on the result of the vote.

      The Board considered Proposal 2 at a meeting held December 19, 2019 and, accordingly, the Statement of Opposition takes into account certain information as of that date. Proposal 2 is only a recommendation and can have no binding effect on the Fund or the Board. Proposal 2 is not a shareholder vote to approve a tender offer and, if applicable, liquidation or conversion to (or merger with) an exchange-traded fund or an open-end mutual fund, but rather it proposes that the shareholders ask the Board to take action to effect such proposal. If Proposal 2 is approved, the Board would continue to exercise its fiduciary duty to act in the best interests of the Fund in investigating the details and potential costs and benefits of the proposal. In considering whether or not to take action in response to the proposal, the Board will give the request set forth in the proposal such weight as it believes appropriate based on the voting of shareholders for the proposal and other relevant factors. A tender offer cannot occur without the approval of the Fund's Trustees. In addition, if Proposal 2 passes at the Meeting, neither a liquidation of the Fund nor the conversion of the Fund to (or merger of the Fund with) an exchange-traded fund or an open-end mutual fund can occur without the approval of the Fund's Trustees and/or shareholders, as applicable, to the extent required under the Fund's Declaration of Trust.

      THE BOARD CAREFULLY CONSIDERED PROPOSAL 2 AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST IT.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the 2021 annual meeting of shareholders of the Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act ("Rule 14a-8") and must be received at the principal executive offices of the Fund not later than October 22, 2020. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

      Other Shareholder Proposals. In addition to any requirements of law, including the proxy rules under the 1934 Act, under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund and the other conditions summarized below are met. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

      In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Fund.

      Aberdeen Standard Investments Inc., 1900 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103, serves as the investment sub-advisor to the Fund.

      The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, fund accountant and custodian, and BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the transfer agent, to the Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's Trustees, the Fund's officers subject to such provisions, certain persons affiliated with First Trust Advisors and any sub-advisor, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, the Fund believes that during the fiscal year ended December 31, 2019, all such filing requirements applicable to such persons were met.

FISCAL YEAR

      The fiscal year end for the Fund is December 31.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free
(800) 988-5891.

      Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than Proposal 1 and Proposal 2, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

February 14, 2020


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC AT (800) 713-9960 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.    PURPOSE

      The Audit Committee (the "Committee") is appointed by each Board of Trustees (the "Board") of the investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

             1. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

             2. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

             3. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

             4. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.   COMMITTEE ORGANIZATION AND COMPOSITION

      A. Size and Membership Requirements.

             1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

             2. Each member of the Committee shall be independent of the Funds and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the listing rules of the primary national securities exchange on which a Fund's shares are listed for trading (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of
      Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds, or any subsidiary thereof, (except in the capacity as a Board or committee member).

             3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

             4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE American Stock Market or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE American Stock Market or the NASDAQ Stock Market (as applicable). Any member whom the Board determines to be an "audit committee financial expert" shall be presumed to qualify as financially sophisticated. With respect to Funds that are closed-end funds or ETFs whose shares are listed and trade primarily on any other national securities exchange, the Committee will comply with any applicable requirements of such exchange relating to the financial backgrounds of the Committee members.

             5. With respect to Funds that are closed-end funds or ETFs, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

      B. Frequency of Meetings.

      The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than four times per year.

      C. Term of Office.

      Committee members shall serve until they resign or are removed or replaced by the Board.

III.  RESPONSIBILITIES

      A. With respect to Independent Auditors:

             1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

             2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of each Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

             3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

             4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

             5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

             6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

             7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

             8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on a Fund's financial statements), in accordance with and as required by Section 10A(b)(1) of the Exchange Act.

             9. The Committee shall oversee the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

            10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

            11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

            12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

      B. With respect to Fund Financial Statements:

             1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, and any major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis" or any similar discussion of the Fund's performance, if any.

             2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with Fund Management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and Fund Management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

             3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

             4. The Committee shall discuss with the External Auditors the matters required to be discussed by the applicable PCAOB Auditing Standard that arise during the External Auditor's review of the Funds' financial statements.

             5. The Committee shall review and discuss with Fund Management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

             6. The Committee shall review and discuss with Fund Management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

             7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee or any member of the Committee also serving on the Dividend and Pricing Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report any material matters to the Committee.

             8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

      C. With respect to serving as a Qualified Legal Compliance Committee:

             1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply:

                  (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, by e-mail at sjardine@ftportfolios.com or at the address of the principal office of the Funds, which currently is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                 (ii) Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                (iii) After considering the Report of Material Violation, the Committee shall do the following if it deems an investigation necessary:

                        (1) Notify the Board;

                        (2) Initiate an investigation, which may be conducted
                 either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                        (3) Retain such additional expert personnel as the
                 Committee deems necessary.

                 (iv) At the conclusion of any such investigation, the Committee shall:

                        (4) Recommend, by majority vote, that the Fund implement
                 an appropriate response to evidence of a material violation;
                 and

                        (5) Inform the chief legal officer and the chief
                 executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

             2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

      D. Other Responsibilities:

             1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns, including anonymous submissions, regarding questionable accounting or auditing matters by officers of the Funds and employees of Fund Management, any administrator, fund accountant, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

             2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on a Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

             3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

             4. The Committee shall evaluate on an annual basis the performance of the Committee.

             5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

             6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

             7. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

             8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

             9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

            10. The Committee shall maintain minutes of its meetings.

            11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.   AUTHORITY TO ENGAGE ADVISERS

      The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.    FUNDING PROVISIONS

      A. The Committee shall determine the:

             1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

             2. Compensation to any advisers employed by the Committee.

      B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.   MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES

      A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls.

The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

      B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

      C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:      December 10, 2017

FIRST TRUST
                                       PROXY CARD
                                       SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO MATTER                PROXY VOTING OPTIONS
HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!   1. MAIL your signed and voted proxy back in
                                        the postage paid envelope provided

                                     2. ONLINE at PROXYONLINE.COM using your
                                        proxy control number found below
SHAREHOLDER NAME
AND ADDRESS HERE                     3. By PHONE when you dial toll-free 1-888-
                                        227-9349 to reach an automated touchtone voting line

                                     4. By PHONE with a live operator when you
                                        call toll-free 1-800-713-9960 Monday
                                        through Friday 9 a.m. to 10 p.m.
                                        Eastern time

                                          CONTROL
PLEASE CAST YOUR PROXY VOTE TODAY!        NUMBER


           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
    PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187, on March 26, 2020, at 12:00 noon Central Time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 14, 2020, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEE AS THE CLASS I TRUSTEE (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2).


DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-713-9960. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to
10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020. The proxy statement of the Fund is available at: www.proxyonline.com/docs/firsttrustaberdeenglobaloppincomefund2020.pdf


--------------------------------------------------------------------------------


[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                                                       PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The                  _______________________________________________________
signer(s) acknowledges receipt of the Proxy Statement of the Fund.           SIGNATURE (AND TITLE IF APPLICABLE)                DATE
Your signature(s) on this Proxy should be exactly as your name(s)
appear on this Proxy (reverse side). If the shares are held jointly,
each holder should sign this Proxy. Attorneys-in-fact, executors,            _______________________________________________________
administrators, trustees or guardians should indicate the full title         SIGNATURE (IF HELD JOINTLY)                        DATE
and capacity in which they are signing.

--------------------------------------------------------------------------------


      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
         VOTED FOR THE ELECTION OF THE LISTED NOMINEE IN PROPOSAL 1 AND
                AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
                                                         Example: (black circle)


 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE LISTED NOMINEE
    IN PROPOSAL 1 AND A VOTE AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.


---------------------------------------------------------------------------------------------------------
                                                               FOR         WITHHOLD
---------------------------------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR
THE ELECTION OF THE CLASS I NOMINEE LISTED BELOW
FOR A THREE-YEAR TERM.

   1  ELECTION OF ONE CLASS I TRUSTEE.
           01. Robert F. Keith                            (white circle) (white circle)



---------------------------------------------------------------------------------------------------------
                                                               FOR          AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
AGAINST PROPOSAL 2 BELOW.

   2  IF PROPERLY PRESENTED AT THE MEETING, A             (white circle) (white circle)   (white circle)
      SHAREHOLDER PROPOSAL REGARDING THE
      AUTHORIZATION OF A SELF-TENDER OFFER
      FOR ALL OUTSTANDING SHARES OF THE FUND.



                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]